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                                                                   EXHIBIT 10.4
                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (the "Agreement") is dated as of May 17, 2000 by and between Mark Kapper (the "Pledgor") and Professional Transportation Group Ltd., Inc. (the "Pledgee").

         WHEREAS, contemporaneously with the execution of this Agreement, Pledgor has executed a promissory note (the "Note") in the amount of $2,325,000.00 and entered into the Proceeds Agreement pursuant to which Pledgor may have an obligation to make certain other payments to Pledgee (the "Excess Payment Obligations"); and

         WHEREAS, the Pledgor has agreed to pledge 465,000 shares of the common stock of Pledgee titled in Pledgor's name (the "Pledged Shares") as security for the repayment of the Note and Pledgee's obligations pursuant to the Proceeds Agreement dated as of the date hereof (collectively, the "Obligations") and subject to the terms of this Pledge Agreement.

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

         1. PLEDGE OF SHARES. As collateral security for the payment of the Obligations, Pledgor hereby pledges unto Pledgee the Pledged Shares and grants a security interest therein together with any proceeds therefrom and all securities and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and/or such additional shares. Pledgor hereby appoints Pledgee as its attorney to arrange for the transfer of the Pledged Shares on the books of the Pledgee to the name of Pledgee and will, upon request of Pledgee, deliver to Pledgee a duly executed stock power relating to the Pledged Shares; provided, however, that the record ownership of the Pledged Shares shall remain in Pledgor until the Pledgee exercises its rights pursuant to this Agreement. Pledgee shall hold the Pledged Shares as security for repayment of the Obligations and shall not encumber or dispose of the Pledged Shares except in accordance with the provisions of this Agreement.

         2. VOTING RIGHTS; STOCK ADJUSTMENTS. During the term of this Agreement, Pledgee shall have the right to exercise all voting rights pertaining to the Pledged Shares. In the event that, during the term of this Agreement, any stock dividend, stock split, combination, subdivision, reorganization, recapitalization, reclassification, readjustment, or other change is declared or made in the capital structure of the Company, Pledgor shall promptly deliver to the Pledgee, all new, substituted, and additional shares, or other securities, issued by reason of any such change, to be held by the Pledgee under the terms of this Agreement as part of the Pledged Shares. In the event that, during the term of this Agreement, subscription warrants or any other rights or warrants shall be issued in respect to the Pledged Shares and exercised by Pledgor, all new stock or other securities acquired by Pledgor shall be immediately assigned to Pledgee to be held under the terms of this Agreement as part of the Pledged Shares.


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         3.       PAYMENT OF NOTE. Upon payment or satisfaction of the
Obligations, Pledgee shall transfer to Pledgor all of the Pledged Shares.

         4. REMEDIES UPON DEFAULT OR BREACH. Upon the occurrence of an Event of Default under the Note or upon a breach of Pledgor's obligations pursuant to the Proceeds Agreement, Pledgee may, upon 15 days notice to the Pledgor sent by registered mail, redeem the Pledged Shares in payment of the Obligations in its sole discretion, free from any right or equity of redemption. In addition, Pledgee shall have the following remedies available to it:

                  (a) Pledgee may cause title to the Collateral then in Pledgee's possession to be transferred to Pledgee by virtue of the blank power(s) for the conveyance of the Collateral to Pledgee; and

                  (b) Subject to the requirements of applicable law, and without limiting any rights otherwise available hereunder or under law, sell, assign and deliver all of the Collateral at public or private sale for cash, on credit or for other property, for immediate or future delivery, without any assumption of credit risk, and for such price and upon such terms as are commercially reasonable.

         Any sale of the Collateral or any portion thereof shall be subject to compliance with applicable securities laws and rules and regulations thereunder. Pledgee shall be authorized at any such sale to restrict the prospective bidders or Pledgor to persons who will represent and agree that they are purchasing the Collateral for their own account, for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale.

         Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal that Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         If notice of intended disposition of the Collateral is required by law, such notice shall be deemed reasonable and proper if given to Pledgor at least 15 days prior to such disposition stating Pledgee's intention to make any such public or private sale. Any such notice, in case of public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Pledgee may fix and shall state in the notice of such sale. At any such sale, all of the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Pledgee may (in Pledgee's sole and absolute discretion) determine.

         Pledgee shall not be obligated to make any sale of the Collateral if Pledgee shall determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given. Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.


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         In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Pledgee until the sale price is paid by the Pledgor thereof, but Pledgee shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.

         (c) Notwithstanding the foregoing and without regard to the fair market value of the Collateral and/or the purchase price offered by a third party, the Pledgee or the Pledgor, the Pledgee acknowledges that it will treat the value of each share of the Pledged Shares as having a value of $5.00 per share, or such value as may be determined after taking into account any stock dividend, stock split, combination, subdivision, reorganization, recapitalization, reclassification, readjustment, or other change in the capital structure of the Company.

         5. SUBSTITUTION OF COLLATERAL; PARTIAL RELEASE. Pledgor may at any time during the term of this Agreement propose that Pledgee accept as Collateral unencumbered property of Pledgor having a fair market value and liquidity equal to or in excess of the Pledged Shares (but not more than $5.00 per share). In the event that the Pledgee agrees to the value and liquidity of such unencumbered property (the "Substitute Collateral") and consents to accept the Substitute Collateral (which consent shall not be unreasonably withheld), the Pledgee shall release to Pledgor the Pledged Shares at such time that the Pledgee obtains a perfected first priority security interest in the Substitute Collateral, which shall then become subject to the terms of this Agreement. Upon the request of Pledgor, Pledgee shall release to Pledgor so much of the Pledged Shares whose agreed value exceeds the amount of the Obligations.


         6. MISCELLANEOUS. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. No modification, amendment, termination, waiver or consent under this Agreement, the Note or the Proceeds Agreement shall be valid unless evidenced by a writing signed by the party against whom any of the foregoing actions is sought to be enforced. This Agreement, the Proceeds Agreement and the Note constitute the entire agreement between the parties and supersedes all prior proposals and agreements, written or oral, and all other communications between the parties relating to the subject matter of this Agreement, the Proceeds Agreement or the Note. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision. This Agreement shall be binding upon and inure to the benefit of the Pledgee and the Pledgor and their respective successors and assigns. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage paid, return receipt requested. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.


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         IN WITNESS WHEREOF, this Agreement has been executed as an instrument under seal as of the date and year first above written.

PLEDGEE:                                              PLEDGOR:
PROFESSIONAL TRANSPORTATION
GROUP LTD., INC.


By: /s/ Dennis A. Bakal                               /s/ Mark Kapper
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   Dennis A. Bakal, President                         Mark Kapper